SUPPLEMENT TO THE

SPARTAN® 500 INDEX FUND

A Fund of Fidelity Commonwealth Trust

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2003

Effective August 4, 2003, Geode Capital Management, LLC (Geode) serves as sub-adviser for the fund. Geode, a registered investment adviser, has principal offices at 53 State Street, Boston, Massachusetts 02109, and is a wholly-owned subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative and investment strategies in the management of equity funds and provide advisory and sub-advisoryservices to equity index funds.

The fund and FMR have entered into a sub-advisory agreement with Geode. Pursuant to the sub-advisory agreement, FMR has granted Geode investment management authority as well as the authority to buy and sell securities. Under the sub-advisory agreement, for providing investment management services to the fund, FMR pays Geode fees at an annual rate of 0.01% of the average net assets of the fund.

Geode has adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees of Geode subject to the code of ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

SMIB-03-02 August 4, 2003
1.717337.109

Supplement to the Spartan® 500
Index Fund
June 28, 2003
Prospectus

Effective August 4, 2003, Geode Capital Management, LLC (Geode), serves as sub-adviser for the fund. Geode chooses the fund's investments and places orders to buy and sell the fund's investments. FMR pays Geode for providing investment management services.

As of March 31, 2003, Geode had approximately $293 million in discretionary assets under management.

Geode's principal offices are at 53 State Street, Boston, Massachusetts 02109.

SMI-03-01 August 4, 2003
1.717989.113